UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported):
December 15, 2010

Chemung Financial Corporation
(Exact name of registrant as specified in its charter)

New York	16-123703-8
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

One Chemung Canal Plaza
Elmira, New York	14901
(Address of Principal Executive Offices)	(ZIP Code)

(607) 737-3711
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Board of Directors of Chemung Financial Corporation approved effective December 15, 2010, amendments to Article III, of the Company’s Bylaws.  Section 2 was amended to allow the Board of Directors, in its discretion, to waive the retirement age limitation of 72.  All other provisions of the Company’s bylaws remain unchanged.  Section 3 was amended to increase the number of board members to fifteen (15).

Item 9.01  Financial Statements and Exhibits

The following exhibits are furnished with this Current Report on Form 8-K

Exhibits

3.1	Amendment to Chemung Financial Corporation Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 27, 2010	Chemung Financial Corporation

By: Ronald M. Bentley
Title: President & Chief Executive Officer